                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-02201

                                 Rivus Bond Fund
               (Exact name of registrant as specified in charter)

                                 113 King Street
                                Armonk, NY 10504
               (Address of principal executive offices) (Zip code)

                                Clifford D. Corso
                                 113 King Street
                                Armonk, NY 10504
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 914-273-4545

                        Date of fiscal year end: March 31

                    Date of reporting period: March 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

RIVUS BOND FUND SHAREHOLDER LETTER

APRIL 11, 2011

DEAR SHAREHOLDERS:

Over the past six months the markets have primarily focused on and responded to improving economic data in the U.S. and overseas and largely ignored the series of crises including concerns over sovereign indebtedness in peripheral Europe, dramatic political changes in the Middle East, rising oil prices, and more recently, the tragic earthquake and tsunami in Japan. Clearly the focus has been on basic economic data such as improvement in consumer spending, positive Institute for Supply Management (ISM) Survey numbers for both Manufacturing and Non-Manufacturing and the declining unemployment rate that seem to indicate that growth is likely to be sustained in the U.S. and that last year's concerns over a possible "double-dip" recession are not likely to resurface in the immediate future.

With a positive outlook for growth in 2011 and the substantial liquidity provided by the Federal Reserve through its Quantitative Easing program, investors continued allocating capital to riskier assets despite periodic bouts of volatility. This risk appetite is reflected in the S&P 500 index that rose over 16 percent and high yield bonds that returned over 7 percent in the six-month period ended March 31, 2011. At the other end of the risk spectrum, US Treasuries declined 2.79 percent due to a rise in rates. The ten-year Treasury increased 96 basis points from 2.51 percent at the end of September to 3.47 percent at the end of the March quarter. Fundamentals for corporate bonds remain firm as default rates continue to fall given the improving economy and substantially stronger liquidity in the bond and loan markets enabling companies to refinance maturing debt at attractive rates. Moody's is forecasting that the global speculative grade default rate will continue to decline from 2.6 percent at March 2011 to 1.6 percent in March 2012.

Fourth quarter Gross Domestic Product (GDP) growth rate increased to 3.1 percent from 2.6 percent in the third quarter with strong contributions from consumer spending and net exports. Budget pressures at State and Local governments were a drag on economic growth and will likely continue being a drag in the near term. Expectations for the full year 2011 GDP growth are forecast to improve modestly at around 3.00 percent. This forecast is down from earlier expectations reflecting the continuing high debt burden, a weak housing market, and elevated unemployment levels. The recent increase in oil prices has also raised concerns about a decline in consumer spending in the U.S. as well as slower global growth. These significant headwinds notwithstanding, we continue to believe in a "checkmark" shaped recovery, as has been our expectation for a few quarters. Concerns over the substantial increase in the U.S. federal deficit, the potential for increased inflation and resolution of the deficit over the longer term remain and this could contribute to future periods of market volatility.

The merger of the Hartford Income Shares Fund (HSF) with the Rivus Bond Fund
(BDF) closed on October 22, 2010. As a result of the merger, the number of securities held by the Fund increased substantially as shown in the attached holdings report. We intend to continue the consolidation of positions and reduce the number of securities over time, while maintaining our risk and diversification discipline.

As of March 31, 2011, the Fund had an NAV of $20.01 per share. This represents a
1.1 percent decrease from $20.23 per share at September 30, 2010. On March 31, 2011, the Fund's closing price on the New York Stock Exchange was $18.03 per share, representing a 9.90 percent discount to NAV per share, compared with an
8.35 percent discount as of September 30, 2010. The market trading discount remains at 9.82 percent as of market close on April 11, 2011.

One of the primary objectives of the Fund is to maintain its high level of income. On March 9, 2011 the Board of Directors declared a dividend of $0.2875 per share payable May 3, 2011 to shareholders of record on April 6, 2011. The dividend was unchanged from the prior quarter and has been for the last 24 quarters. On an annualized basis, including the pending dividend, the Fund has paid a total of $1.15 per share in dividends, representing a 6.46 percent dividend yield based on the market price on April 11, 2011 of $17.86 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio.

Another primary objective of the Fund is to deliver a competitive total return. The table below compares the performance of the Fund to the Barclays Investment Grade Credit Index benchmark and the Fund's Peer average:

   TOTAL RETURN-PERCENTAGE CHANGE (ANNUALIZED FOR PERIODS LONGER THAN 1 YEAR)
        IN NET ASSET VALUE PER SHARE WITH ALL DISTRIBUTIONS REINVESTED(1)

                                                   6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS
                                                      TO         TO         TO         TO         TO
                                                   03/31/11   03/31/11   03/31/11   03/31/11   03/31/11
                                                   --------   --------   --------   --------   --------
Rivus Bond Fund ................................     2.07%     11.64%      9.03%      7.28%    5.97%(2)
Barclays Investment Grade Credit Index(3) ......    -0.99%      7.01%      7.02%      6.42%    6.20%
Peer Group Average(4) ..........................     2.12%      9.94%      8.68%      6.80%    6.32%

----------
(1) - This is historical information and should not be construed as indicative of any likely future performance

(2)  - Source: Lipper Inc.

(3) - Comprised primarily of US investment grade corporate bonds (Fund's Benchmark)

(4) - Consists of a group of funds against which the Fund has historically compared itself

The Fund's performance for the 3-year, 5-year and 10-year historical periods shown was reduced by the 4.79 percent dilution of net asset value resulting from the rights offering during the September 2009 quarter. In addition to the impact from the September 2009 rights offering, the 10-year's performance was also reduced by the impact of the 4.5 percent dilution of net asset value resulting from the rights offering during the December 2003 quarter. Adjusting for the impact of both rights offerings, we estimate the return for the three year annualized return to be 10.78 percent, 5-year annualized return to be 8.33 percent, and 10-year annualized return to be 6.75 percent. The returns noted in the table above are actual returns as calculated by Lipper and BNY Mellon and do not adjust for dilution from the rights offerings.

The Fund continued to enjoy strong unlevered returns during the period relative to both the benchmark and peers. The drag on returns from higher rates over the 6-month period was offset by spread contraction in most sectors owned by the Fund. The Fund's high yield exposure also delivered strong gains helping the overall performance. The returns look strong across the time periods, particularly after adjusting for the dilutive effect of both sets of rights offerings noted above.

The Fund's performance will continue to be subject to the impact of trends in longer-term interest rates and trends in relative yield spreads on corporate bonds due to the concentration of the Fund's investments in such bonds.

Consistent with our investment discipline, we continue to emphasize diversity and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund's long-term invested assets as of March 31, 2011:

         PERCENT OF TOTAL INVESTMENT (LOWER OF S&P AND MOODY'S RATINGS)

                                   (PIE CHART)

Not Rated    1%
AA           2%
B & Lower    5%
AAA          7%
BB          16%
A           22%
BBB         47%

Please refer to the Schedule of Investments in the financial statements for details concerning portfolio holdings.

We would like to remind shareholders of the opportunities presented by the Fund's dividend reinvestment plan as detailed in the Fund's prospectus and referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing the purchase of shares at the lower of NAV or market price. This means that the reinvestment is at market price when the Fund is trading at a discount to Net Asset Value, as is currently the situation, or at Net Asset Value per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon, the Fund's Transfer Agent and Dividend Paying Agent, at 1-800-331-1710. The Fund's investment adviser, Cutwater Investor Services Corp., may be reached at 866-766-3030.

Sincerely,


/s/ Clifford D. Corso

Clifford D. Corso
President

Mr. Corso's comments reflect the investment adviser's views generally regarding the market and the economy and are compiled from the investment adviser's research. These comments reflect opinions as of the date written and are subject to change at any time.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF THE RIVUS BOND FUND

We have audited the accompanying statement of assets and liabilities of Rivus Bond Fund, including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rivus Bond Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
MAY 3, 2011

SCHEDULE OF INVESTMENTS                                           MARCH 31, 2011

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
CORPORATE DEBT SECURITIES (84.22%)
AUTOMOTIVE (1.45%)
Ford Holdings, Inc., Co. Gty., 9.30%, 03/01/30 ...........................     Ba3/B+      $    1,000      $  1,178,171
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32 ........................     Ba3/B+             500           569,099
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 7.00%, 10/01/13 .............     Ba2/BB-          1,000         1,079,468
Goodyear Tire & Rubber Co., Sr. Unsec. Notes, 10.50%, 05/15/16(c) ........      B1/B+             250           280,000
                                                                                                           ------------
                                                                                                              3,106,738
                                                                                                           ------------
CHEMICALS (2.34%)
Braskem Finance, Ltd., Co Gty., 7.00%, 05/07/20, 144A ....................    Baa3/BBB-           500           542,500
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19 ......................    Baa3/BBB-           500           632,022
Grupo Petrotemex SA de CV, Sr. Unsec. Notes, 9.50%, 08/19/14, 144A .......      NA/BB             500           555,000
Incitec Pivot Finance LLC, Co. Gty., 6.00%, 12/10/19, 144A ...............    Baa3/BBB            405           424,371
Olin Corp., Sr. Unsec. Notes, 9.125%, 12/15/11 ...........................      Ba1/B              66            67,964
Sinochem Overseas Capital Co., Ltd., Co. Gty., 4.50%, 11/12/20, 144A .....    Baa1/BBB+           500           473,636
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96 ...................    Baa3/BBB-         2,000         2,061,576
Westlake Chemicals, Co. Gty., 6.625%, 01/15/16(c) ........................    Ba2/BBB-            250           257,500
                                                                                                           ------------
                                                                                                              5,014,569
                                                                                                           ------------
DIVERSIFIED FINANCIAL SERVICES (15.49%)
Akbank TAS, Sr. Unsec. Notes, 6.50%, 03/09/18, 144A ......................     Ba1/NR           1,500         1,526,250
Ally Financial, Inc., Co. Gty., 7.50%, 09/15/20, 144A ....................      B1/B              315           335,868
American Express Co., Sr. Unsec. Notes, 7.00%, 03/19/18 ..................     A3/BBB+          1,000         1,168,725
Bank of America Corp., Sr. Unsec. Notes, 5.625%, 07/01/20 ................      A2/A              190           195,068
Bank of America Corp., Sr. Unsec. Notes, 5.875%, 01/05/21 ................      A2/A              500           522,089
Bank of America Corp., Sub. Notes, 5.42%, 03/15/17 .......................      A3/A-           1,000         1,020,884
BankBoston Capital Trust III, Ltd. Gtd., 1.06%, 06/15/27(c),(d) ..........     Baa3/NR            270           208,068
BNP Paribas, Jr. Sub. Notes, 5.186%, 06/29/15, 144A(d),(e) ...............     Baa1/A           1,000           960,000
Capital One Capital V, Ltd. Gtd., 10.25%, 08/15/39 .......................     Baa3/BB          1,500         1,627,500
CDP Financial, Inc., Co. Gtd., 4.40%, 11/25/19, 144A .....................     Aaa/AAA            400           403,590
Chase Capital II, Ltd. Gtd., Series B, 0.804%, 02/01/27(c),(d) ...........     A2/BBB+             70            59,162
Citigroup Capital XXI, Co. Gty., 8.30%, 12/21/77(c),(d) ..................     Ba1/BB+            500           520,000
Citigroup, Inc., Sr. Unsec. Notes, 6.375%, 08/12/14 ......................      A3/A              151           166,921
Citigroup, Inc., Sr. Unsec. Notes, 6.01%, 01/15/15 .......................      A3/A            1,000         1,092,815
Citigroup, Inc., Sr. Unsec. Notes, 5.375%, 08/09/20 ......................      A3/A              105           108,093
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39 ......................      A3/A              125           156,689
Citigroup, Inc., Unsec. Notes, 8.50%, 05/22/19 ...........................      A3/A              595           734,156
CoBank, ACB, Sub. Notes, 7.875%, 04/16/18, 144A ..........................      NR/A              500           564,496
Corp. Andina de Fomento, Sr. Unsec. Notes, 3.75%, 01/15/16 ...............      A1/A+              95            94,009
Credit Agricole SA, Jr. Sub. Notes, 6.637%, 05/31/17, 144A(d),(e) ........      A3/A-           1,250         1,118,750
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19 ..........    Ba1/BBB-            200           257,294
Export-Import Bank of Korea, Sr. Notes, 8.125%, 01/21/14 .................      A1/A              500           573,163
FleetBoston Financial Corp., Sub. Notes, 6.875%, 01/15/28 ................      A3/A-             500           521,000
General Electric Capital Corp, Sr. Unsec. Notes, 5.625%, 05/01/18 ........     Aa2/AA+            230           248,657
General Electric Capital Corp., Sr. Unsec. Notes, 6.875%, 01/10/39 .......     Aa2/AA+          1,000         1,115,993
HSBC America Capital Trust II, Bank Gtd., 8.38%, 05/15/27, 144A(c) .......      NR/A-           2,500         2,510,828
HSBC Capital Funding LP, Ltd. Gtd., 10.176%, 06/30/30, 144A(d),(e) .......      A3/A-             500           670,000
HSBC Finance Corp., Sr. Unsec. Notes, 6.75%, 05/15/11 ....................      A3/A            1,000         1,006,846
HSBC Finance Corp., Sr. Unsec. Notes, 7.00%, 05/15/12 ....................      A3/A              500           531,789
ICICI Bank Ltd., Sr. Unsec. Notes, 5.75%, 11/16/20, 144A .................    Baa2/BBB-         1,000           985,155
Jefferies Group, Inc., Sr. Unsec. Notes, 8.50%, 07/15/19 .................    Baa2/BBB            129           152,181
Jefferies Group, Inc., Sr. Unsec. Notes, 6.875%, 04/15/21 ................    Baa2/BBB          1,000         1,062,131
JP Morgan Chase & Co., Sr. Unsec. Notes, 4.40%, 07/22/20 .................     Aa3/A+             175           169,112
JP Morgan Chase Bank NA, Sub. Notes, 6.00%, 10/01/17 .....................     Aa2/A+           1,000         1,093,768
JP Morgan Chase Capital XXV, Ltd. Gtd., Series Y, 6.80%, 10/01/37 ........     A2/BBB+            850           854,364

   The accompanying notes are an integral part of these financial statements.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
Landesbank Baden-Wurtt NY, Sub. Notes, 6.35%, 04/01/12 ...................     Aaa/NR      $      500      $    523,531
Lloyds TSB Bank PLC, Bank Gtd., 6.375%, 01/21/21 .........................     Aa3/A+           2,000         2,084,192
Merrill Lynch & Co. Inc., Notes, 6.875%, 04/25/18 ........................      A2/A            1,000         1,110,692
Merrill Lynch & Co. Inc., Sub. Notes, 7.75%, 05/14/38 ....................      A3/A-             500           574,096
Merrill Lynch & Co., Inc., Sub. Notes, 6.05%, 05/16/16 ...................      A3/A-             320           338,204
Morgan Stanley, Sr. Unsec. Notes, 6.25%, 08/28/17 ........................      A2/A              300           326,065
National Agricultural Cooperative Federation, Sr. Notes, 5.00%, 09/30/14,
   144A ..................................................................      A1/A              500           527,689
Santander US Debt SA Unipersonal, Bank Gtd., 3.724%, 01/20/15, 144A ......     Aa2/AA             100            96,705
Sanwa Bank Ltd., Sub. Notes, 7.40%, 06/15/11 .............................      Aa3/A             500           506,454
UBS AG Stamford CT, Sr. Unsec. Notes, Bank Notes, 4.875%, 08/04/20 .......     Aa3/A+             250           252,073
UBS PFD Funding Trust V, Jr. Sub. Notes, Series 1, 6.243%,
   05/15/16(d),(e) .......................................................    Baa3/BBB-           500           493,750
Wachovia Capital Trust III, Ltd. Gtd., 5.57%, 05/02/11(d),(e) ............     Baa3/A-          1,000           917,500
Wells Fargo Capital XV, Ltd. Gtd., 9.75%, 09/26/13(d),(e) ................     Baa3/A-          1,000         1,097,500
                                                                                                           ------------
                                                                                                             33,183,865
                                                                                                           ------------
ENERGY (11.82%)
Apache Corp., Sr. Unsec. Notes, 7.70%, 03/15/26 ..........................      A3/A-             500           645,232
Burlington Resources, Inc., Co. Gty., 9.125%, 10/01/21 ...................      A2/A              850         1,156,106
Citgo Petroleum Corp. Sr. Sec. Notes, 11.50%, 07/01/17, 144A(c) ..........     Ba2/BB+            900         1,048,500
CMS Panhandle Holding Co., Sr. Unsec. Notes, 7.00%, 07/15/29 .............    Baa3/BBB-         1,000         1,018,711
EL Paso Corp., Notes, 8.05%, 10/15/30 ....................................     Ba3/BB-          1,000         1,137,750
Enterprise Products Operating LLC, Co. Gty., Series B, 7.034%,
   01/15/68(c),(d) .......................................................     Ba1/BB           1,000         1,037,500
Florida Gas Transmission Co., LLC, Sr. Unsec. Notes, 9.19%, 11/01/24,
   144A ..................................................................    Baa2/BBB            140           175,721
Gaz Capital SA, Sec. Notes, 8.125%, 07/31/14, 144A .......................    Baa1/BBB            500           571,250
KazMunaiGaz Finance Sub BV, Sr. Unsec. Notes, 11.75%, 01/23/15, 144A .....    Baa3/BBB-           500           625,600
KazMunayGas National Co., Sr. Unsec. Notes, 6.375%, 04/09/21, 144A .......    Baa3/BBB-           500           517,500
Lukoil International Finance BV, Co. Gty., 6.125%, 11/09/20, 144A ........    Baa2/BBB-         1,000         1,020,000
Motiva Enterprises LLC, Notes, 5.75%, 01/15/20, 144A .....................      A2/A               64            69,968
Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40, 144A ..........      A2/A              124           141,719
Nabors Industries, Inc., Co. Gty., 9.25%, 01/15/19 .......................    Baa2/BBB            625           787,844
NiSource Finance Corp., Co. Gty., 10.75%, 03/15/16 .......................    Baa3/BBB-           250           324,879
NRG Energy, Inc., Co. Gty., 8.25%, 09/01/20, 144A(c) .....................     B1/BB-             500           520,000
ONEOK Partners LP, Co. Gty., 8.625%, 03/01/19 ............................    Baa2/BBB            375           471,682
Pemex Project Funding Master Trust, Co. Gty., 6.625%, 06/15/35 ...........    Baa1/BBB            105           105,327
Petrohawk Energy Corp., Co. Gty., 7.875%, 06/01/15(c) ....................      B3/B+             160           169,600
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19 ...........................    Baa1/BBB            250           300,250
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20 ...........................    Baa1/BBB            750           796,125
Petroleum Co. of Trinidad & Tobago, Ltd., Sr. Unsec. Notes, 9.75%,
   08/14/19, 144A ........................................................    Baa3/BBB            500           606,250
Pride International, Inc., Sr. Unsec. Notes, 8.50%, 06/15/19 .............    Ba1/BBB-            500           617,500
Pride International, Inc., Sr. Unsec. Notes, 6.875%, 08/15/20 ............    Ba1/BBB-            500           566,875
SEACOR Holdings, Inc., Sr. Unsec. Notes, 7.375%, 10/01/19 ................    Ba1/BBB-          1,000         1,063,761
Shell International Finance BV, Co. Gty., 4.30%, 09/22/19 ................     Aa1/AA           1,000         1,029,751
Sunoco Logistics Partners Operations LP, Co. Gty., 5.50%, 02/15/20 .......    Baa2/BBB            335           340,850
Transocean, Inc. Co. Gty., Series C, 1.50%, 12/15/37(c) ..................    Baa3/BBB            280           272,650
Transocean, Inc., Co. Gty., 7.50%, 04/15/31 ..............................    Baa3/BBB            500           561,100
Valero Energy Corp., Co. Gty., 9.375%, 03/15/19 ..........................    Baa2/BBB            124           158,508
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30 ...........................    Baa2/BBB          1,000         1,165,491
Valero Energy Corp., Co. Gty., 10.50%, 03/15/39 ..........................    Baa2/BBB            500           705,314
Weatherford Bermuda Holdings, Ltd., Co. Gty., 6.75%, 09/15/40 ............    Baa2/BBB          2,000         2,073,172
Western Atlas, Inc., Sr. Unsec. Notes, 8.55%, 06/15/24 ...................      A2/A            2,539         3,355,045
Williams Cos., Inc., Sr. Unsec. Notes, 8.75%, 03/15/32 ...................    Baa3/BB+            130           168,246
                                                                                                           -------------
                                                                                                             25,325,777
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
FOOD AND BEVERAGE (0.95%)
Anheuser-Busch InBev Worldwide, Inc. Co. Gty., 7.75%, 01/15/19 ...........    Baa1/BBB+    $      325      $    399,850
Anheuser-Busch InBev Worldwide, Inc. Co. Gty., 8.20%, 01/15/39 ...........    Baa1/BBB+            27            36,733
Bunge Ltd. Finance Corp., Co. Gty., 8.50%, 06/15/19 ......................    Baa2/BBB-           125           148,433
Delhaize Group SA Co. Gty., 5.70%, 10/01/40 ..............................    Baa3/BBB-           709           647,905
Kraft Foods, Inc., Sr. Unsec. Notes, 5.375%, 02/10/20 ....................    Baa2/BBB-           241           254,435
Smithfield Foods, Inc., Sr. Sec. Notes., 10.00%, 07/15/14 ................     Ba3/BB             290           341,475
Supervalu, Inc., Sr. Unsec. Notes, 8.00%, 05/01/16 .......................      B2/B               40            40,000
WM Wrigley Jr. Co., Sr. Sec. Notes, 3.70%, 06/30/14, 144A ................    Baa2/BBB            165           168,762
                                                                                                           ------------
                                                                                                              2,037,593
                                                                                                           ------------
GAMING, LODGING & LEISURE (0.84%)
Firekeepers Development Authority, Sr. Sec. Notes, 13.875%, 05/01/15,
   144A(c) ...............................................................      B2/B+             750           888,750
Mandalay Resort Group, Co. Gty., 7.625%, 07/15/13 ........................    Caa3/CCC-           250           247,500
Royal Caribbean Cruises Ltd., Sr. Unsec. Notes, 7.00%, 06/15/13 ..........     Ba2/BB             250           266,250
Wynn Las Vegas LLC, 7.875%, 11/01/17(c) ..................................     Ba3/BB+            125           134,062
Wynn Las Vegas LLC, 7.875%, 05/01/20(c) ..................................     Ba3/BB+            250           266,875
                                                                                                           ------------
                                                                                                              1,803,437
                                                                                                           ------------
HEALTHCARE (2.21%)
Alere, Inc., Co. Gty., 9.00%, 05/15/16(c) ................................      B3/B-             150           159,750
Boston Scientific Corp., Sr. Unsec. Notes, 6.00%, 01/15/20 ...............    Ba1/BBB-            500           523,909
Fresenius Medical Care US Finance, Inc. Co. Gty., 5.75%, 02/15/21, 144A ..     Ba2/BB             750           726,563
Fresenius US Finance II, Inc., Co. Gty., 9.00%, 07/15/15, 144A ...........     Ba1/BB             250           286,562
HCA, Inc., Sec. Notes, 9.25%, 11/15/16(c) ................................     B2/BB-             370           398,212
HCP, Inc., Sr. Unsec. Notes, 5.375%, 02/01/21(c) .........................    Baa2/BBB          1,500         1,514,823
Monsanto Co. (Pharmacia Corp.), Sr. Unsec. Notes, 6.50%, 12/01/18 ........      A1/AA             500           579,346
Mylan, Inc., Co. Gty., 7.875%, 07/15/20, 144A(c) .........................     Ba3/BB             500           543,750
                                                                                                           ------------
                                                                                                              4,732,915
                                                                                                           ------------
INDUSTRIAL (4.68%)
Affinion Group, Inc., Co. Gty., 11.50%, 10/15/15(c) ......................     Caa1/B-            460           485,300
Alcoa, Inc., Sr. Unsec. Notes, 6.15%, 08/15/20 ...........................    Baa3/BBB-           640           676,303
Alcoa, Inc., Sr. Unsec. Notes, 5.95%, 02/01/37 ...........................    Baa3/BBB-           244           230,190
Altria Group, Inc., Co. Gty., 9.70%, 11/10/18 ............................    Baa1/BBB            317           416,892
Altria Group, Inc., Co. Gty., 10.20%, 02/06/39 ...........................    Baa1/BBB             29            41,145
ArcelorMittal, Sr. Unsec. Notes, 7.00%, 10/15/39 .........................    Baa3/BBB-           405           406,084
Arrow Electronics, Inc., Sr. Unsec. Notes, 6.00%, 04/01/20 ...............    Baa3/BBB-           500           529,165
Belden, Inc., Co. Gty., 7.00%, 03/15/17(c) ...............................     Ba2/BB-            250           255,937
Gerdau Trade, Inc., Co. Gty., 5.75%, 01/30/21, 144A ......................     NR/BBB-            500           506,250
GXS Worldwide, Inc., Sr. Sec. Notes, 9.75%, 06/15/15(c) ..................      B2/B               65            66,137
Holcim US Finance Sarl & Cie SCS, Co. Gty., 6.00%, 12/30/19, 144A ........    Baa2/BBB          1,000         1,048,064
Ingersoll-Rand Global Holding Co., Ltd., Co. Gty., 6.875%, 08/15/18 ......    Baa1/BBB+           185           214,785
L-3 Communications Corp., Co. Gty., 6.375%, 10/15/15(c) ..................     Ba1/BB+          1,000         1,030,000
Meccanica Holdings USA, Co. Gty., 6.25%, 07/15/19, 144A ..................     A3/BBB             129           135,316
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%,
   06/01/29 ..............................................................    Baa1/BBB+           500           629,985
Sealed Air Corp., Sr. Notes, 7.875%, 06/15/17(c) .........................    Baa3/BB+            500           559,121
Tyco International Finance SA, Co. Gty., 8.50%, 01/15/19 .................     Baa1/A-             93           119,978
Tyco International Ltd./Tyco International Finance SA, Co. Gty., 7.00%,
   12/15/19 ..............................................................     Baa1/A-          1,250         1,505,263
Waste Management, Inc., Sr. Unsec. Notes, 7.125%, 12/15/17 ...............    Baa3/BBB            500           580,232
Worthington Industries, Inc., Sr. Unsec. Notes, 6.50%, 04/15/20 ..........    Baa2/BBB            500           534,828
XM Satellite Radio, Inc., Co. Gty., 13.00%, 08/01/14, 144A ...............     B3/BB-              57            67,688
                                                                                                           ------------
                                                                                                             10,038,663
                                                                                                           ------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
INSURANCE (7.47%)
AIG SunAmerica Global Finance VI, Sr. Sec. Notes, 6.30%, 05/10/11, 144A ..      A2/A+      $    1,000      $  1,004,510
AIG SunAmerica, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23 .................     Baa1/A-            750           814,287
American International Group, Inc., Jr. Sub. Debs., 8.175%,
   05/15/68(c),(d) .......................................................    Baa2/BBB          2,000         2,152,500
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A ..............    Baa2/BBB+         3,000         2,879,217
Guardian Life Insurance Co.,Sub. Notes, 7.375%, 09/30/39, 144A ...........     A1/AA-             108           126,168
Liberty Mutual Group, Inc., Bonds, 7.00%, 03/15/34, 144A .................    Baa2/BBB-           250           246,340
Liberty Mutual Group, Inc., Co. Gty., 10.75%, 06/15/88, 144A(c),(d) ......     Baa3/BB          1,000         1,300,000
Lincoln National Corp. Jr. Sub. Notes, 6.05%, 04/20/67(c),(d) ............     Ba1/BBB            500           467,500
Manulife Financial Corp., Sr. Unsec. Notes, 4.90%, 09/17/20 ..............      NR/A-             250           244,814
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39,
   144A ..................................................................     A1/AA-             500           683,780
MetLife Capital Trust X, Jr. Sub. Notes, 9.25%, 04/08/68, 144A(c),(d) ....    Baa2/BBB            500           603,750
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(c) .......................    Baa2/BBB          1,000         1,380,000
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A ......      A3/A-             215           261,462
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A ...........     Aa2/AA             103           118,143
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11 ........................      WR/NR           1,500         1,507,063
Prudential Financial, Inc., Jr. Sub. Notes, 8.875%, 06/15/68(c),(d) ......    Baa3/BBB+         1,000         1,180,000
Travelers Cos., Inc., Jr. Sub. Notes, 6.25%, 03/15/67(c),(d) .............     A3/BBB             500           520,000
XL Capital Europe PLC, Co. Gty., 6.50%, 01/15/12 .........................    Baa2/BBB+           500           520,617
                                                                                                           ------------
                                                                                                             16,010,151
                                                                                                           ------------
MEDIA (8.44%)
CBS Corp., Co. Gty., 8.875%, 05/15/19 ....................................    Baa3/BBB-           350           439,496
Cengage Learning Acquisitions, Inc., Sr. Discount Notes, 13.25%, 07/15/15,
   144A(c),(f) ...........................................................    Caa2/CCC+           500           525,000
Charter Communications Operating LLC, Sec. Notes, 8.00%, 04/30/12, 144A ..     Ba3/BB+            150           157,500
Comcast Cable Holdings LLC, Co. Gty., 9.80%, 02/01/12 ....................    Baa1/BBB+         1,500         1,612,924
Comcast Corp., Co. Gty., 7.05%, 03/15/33 .................................    Baa1/BBB+         2,000         2,233,776
COX Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28 ..............    Baa2/BBB-         1,500         1,568,508
COX Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A ..........    Baa3/BBB-           500           550,926
Grupo Televisa SA, Sr. Unsec. Notes, 6.625%, 01/15/40 ....................    Baa1/BBB+           159           168,465
Harcourt General, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22 ...............     WR/BBB+          2,000         2,390,122
Interpublic Group of Cos., Inc., Sr. Unsec. Notes, 10.00%, 07/15/17(c) ...     Ba2/BB             500           595,000
Myriad International Holding BV, Co. Gty., 6.375%, 07/28/17, 144A ........     Baa3/NR            100           105,620
NBC Universal, Inc., Sr. Unsec. Notes, 5.15%, 04/30/20, 144A .............    Baa2/BBB+           175           180,364
NBC Universal, Inc., Sr. Unsec. Notes, 5.95%, 04/01/41, 144A .............    Baa2/BBB+            95            91,035
News America Holdings, Inc., Co. Gty., 7.90%, 12/01/95 ...................    Baa1/BBB+         1,400         1,563,692
Time Warner Entertainment Co., LP, Co. Gty., 8.375%, 07/15/33 ............    Baa2/BBB          1,360         1,663,649
Time Warner, Inc., Co. Gty., 9.15%, 02/01/23 .............................    Baa2/BBB          3,000         3,940,968
Viacom, Inc., Co. Gty., 7.875%, 07/30/30 .................................    Baa3/BBB-           250           290,215
                                                                                                           ------------
                                                                                                             18,077,260
                                                                                                           ------------
MINING (2.35%)
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/14, 144A .............    Baa1/BBB            339           405,471
Anglo American Capital PLC, Co. Gty., 9.375%, 04/08/19, 144A .............    Baa1/BBB            500           666,209
AngloGold Ashanti Holdings PLC, Co. Gty., 5.375%, 04/15/20 ...............    Baa3/BBB-           310           314,444
Barrick North America Finance LLC, Co. Gty., 6.80%, 09/15/18 .............     Baa1/A-            500           595,241
Freeport-McMoran Copper & Gold, Inc., Sr. Unsec. Notes, 8.375%,
   04/01/17(c) ...........................................................    Baa3/BBB-           500           551,250
Freeport-McMoran Corp., Co. Gty., 9.50%, 06/01/31 ........................    Baa2/BBB-           250           331,223
Newmont Mining Corp., Sr. Unsec. Notes, 8.625%, 05/15/11 .................    Baa1/BBB+           500           504,268
Rio Tinto Finance USA Ltd., Co. Gty., 9.00%, 05/01/19 ....................     A3/BBB+             85           111,700
Teck Resources Ltd., Co. Gty., 6.00%, 08/15/40(c) ........................    Baa2/BBB          1,000         1,007,090
Vale Overseas Ltd., Co. Gty., 6.25%, 01/23/17 ............................    Baa2/BBB+           500           556,564
                                                                                                           ------------
                                                                                                              5,043,460
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
PAPER (1.89%)
Cenveo Corp., Co. Gty., 10.50%, 08/15/16, 144A(c) ........................    Caa1/CCC+    $      400      $    402,000
Georgia-Pacific LLC, Co. Gty., 5.40%, 11/01/20, 144A .....................     Ba2/BBB            670           661,607
Smurfit Capital Funding PLC, Co. Gty., 7.50%, 11/20/25 ...................     Ba2/BB           2,000         1,910,000
Westvaco Corp., Co. Gty., 8.20%, 01/15/30 ................................     Ba1/BBB          1,000         1,067,226
                                                                                                           ------------
                                                                                                              4,040,833
                                                                                                           ------------
REAL ESTATE INVESTMENT TRUST (REIT) (5.17%)
Biomed Realty LP, Co. Gty., 6.125%, 04/15/20 .............................    Baa3/BBB-           350           369,941
Duke Realty LP, Sr. Unsec. Notes, 6.50%, 01/15/18 ........................    Baa2/BBB-           500           550,897
Duke Realty LP, Sr. Unsec. Notes, 8.25%, 08/15/19 ........................    Baa2/BBB-           500           600,459
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13 .......    Baa1/BBB+           750           806,217
Federal Realty Investment Trust, Sr. Unsec. Notes, 5.65%, 06/01/16 .......    Baa1/BBB+           210           228,598
Federal Realty Investment Trust, Sr. Unsec. Notes, 6.20%, 01/15/17 .......    Baa1/BBB+           290           321,776
First Industrial LP, Sr. Unsec. Notes, 7.50%, 12/01/17 ...................     Ba3/BB-            200           199,372
Goodman Funding Property, Ltd., Sr. Unsec. Notes, 6.375%, 04/15/21,
   144A ..................................................................    Baa3/BBB          1,050         1,047,745
Health Care, Inc., Sr. Unsec. Notes, 5.25%, 01/15/22(c) ..................    Baa2/BBB-         1,500         1,463,495
Host Hotels & Resorts, Inc., Co. Gty., 6.00%, 11/01/20(c) ................     Ba1/BB+          1,000           982,500
Liberty Property LP, Sr. Unsec. Notes, 7.50%, 01/15/18 ...................    Baa2/BBB          1,000         1,165,395
Mack-Cali Realty Corp., Sr. Unsec. Notes, 7.75%, 08/15/19 ................    Baa2/BBB            665           801,288
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.00%, 05/20/15 ....    Baa2/BBB            500           540,984
Simon Property Group LP, Sr. Unsec. Notes, 6.125%, 05/30/18 ..............      A3/A-             750           840,535
WEA Finance, LLC, Co. Gty., 7.125%, 04/15/18, 144A .......................      A2/A-             500           579,822
WEA Finance, LLC, Co. Gty., 6.75%, 09/02/19, 144A ........................      A2/A-             500           573,709
                                                                                                           ------------
                                                                                                             11,072,733
                                                                                                           ------------
RETAIL & RESTAURANT (1.04%)
Best Buy Co., Inc., Sr. Unsec. Notes, 5.50%, 03/15/21(c) .................    Baa2/BBB-         1,000           981,211
Darden Restaurants, Inc., Sr. Unsec. Notes, 7.125%, 02/01/16 .............    Baa2/BBB            500           561,810
Levi Strauss & Co., Sr. Unsec. Notes, 8.875%, 04/01/16(c) ................      B2/B+             500           521,250
Limited Brands, Inc., Co. Gty., 8.50%, 06/15/19 ..........................     Ba1/BB+            150           172,125
                                                                                                           ------------
                                                                                                              2,236,396
                                                                                                           ------------
TECHNOLOGY (0.08%)
Corning, Inc., Sr. Unsec. Notes, 5.75%, 08/15/40 .........................    Baa1/BBB+            60            59,742
Mantech International Corp., Co. Gty., 7.25%, 04/15/18(c) ................     Ba2/BB+            100           105,000
                                                                                                           ------------
                                                                                                                164,742
                                                                                                           ------------
TELECOMMUNICATIONS (8.76%)
AT&T, Inc., Sr. Unsec. Notes, 5.35%, 09/01/40, 144A ......................      A2/A-           2,548         2,282,358
Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Notes,
   8.50%, 11/15/18 .......................................................      A2/A-             229           294,222
Deutsche Telekom International Finance BV, Co. Gtd., 8.75%, 06/15/30 .....    Baa1/BBB+         2,000         2,622,192
Frontier Communications Corp., Sr. Unsec. Notes, 6.625%, 03/15/15 ........     Ba2/BB             150           156,375
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18 ........     Ba2/BB             500           538,125
Frontier Communications Corp., Sr. Unsec. Notes, 9.00%, 08/15/31 .........     Ba2/BB             500           511,250
GTE Corp., Co. Gty., 6.94%, 04/15/28 .....................................     Baa1/A-          1,500         1,663,043
Hearst-Argyle Television, Inc., Sr. Unsec. Notes, 7.00%, 01/15/18 ........      WR/NR           1,000           800,659
Intelsat Intermediate Holding Co., SA, Co. Gty., 9.50%,
   02/01/15(c),(f) .......................................................    Caa2/CCC+           170           175,950
Intelsat Jackson Holdings SA, Co. Gty., 11.50%, 06/15/16(c) ..............    Caa2/CCC+           805           863,362
Level 3 Financing, Inc., Co, Gty., 10.00%, 02/01/18(c) ...................    Caa1/CCC            610           610,762
NII Capital Corp., Co. Gty., 10.00%, 08/15/16(c) .........................      B2/B+             500           570,000
Qwest Corp., Sr. Unsec. Notes, 7.20%, 11/10/26(c) ........................    Baa3/BBB-         1,000         1,005,000
Qwest Corp., Sr. Unsec. Notes, 6.875%, 09/15/33(c) .......................    Baa3/BBB-         1,100         1,101,375

   The accompanying notes are an integral part of these financial statements.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp., Sr. Unsec. Notes, 7.25%, 10/15/35(c) ........................    Baa3/BBB-    $      500      $    507,500
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28 .........................     Ba3/BB-          1,500         1,383,750
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32 ..........................     Ba3/BB-          1,000         1,063,750
TELUS Corp., Sr. Unsec. Notes, 8.00%, 06/01/11 ...........................    Baa1/BBB+           154           155,838
Trilogy International Partners LLC, Sr. Sec. Notes, 10.25%, 08/15/16,
   144A(c) ...............................................................    Caa1/CCC+           100           103,500
Verizon Communications, Inc., Sr. Unsec. Notes, 8.75%, 11/01/18 ..........      A3/A-             292           373,598
Verizon Global Funding Corp., Sr. Unsec. Notes, 7.75%, 12/01/30 ..........      A3/A-           1,646         1,982,572
                                                                                                           ------------
                                                                                                             18,765,181
                                                                                                           ------------
TRANSPORTATION (5.23%)
American Airlines Pass Through Trust, Pass Through Certs., Series 2001-02,
   7.858%, 10/01/11 ......................................................    Ba1/BBB-          2,500         2,584,250
BNSF Funding Trust I, Co. Gty., 6.613%, 12/15/55(c),(d) ..................    Baa2/BBB            250           259,688
Continental Airlines, Pass Through Certs., Series 1999-1, Class B,
   6.795%, 02/02/20 ......................................................     Ba1/BB             588           576,234
Continental Airlines, Pass Through Certs., Series 2000-A1, 8.048%,
   05/01/22 ..............................................................    Baa2/BBB            877           956,367
Continental Airlines, Pass Through Certs., Series 2000-A1, 7.707%,
   10/02/22 ..............................................................    Baa2/BBB          1,241         1,343,310
Delta Air Lines, Pass Through Certs, Series 1993-A2, 10.50%, 04/30/16 ....      WR/NR             430           193,796
ERAC USA Finance, Co., Co. Gty., 7.00%, 10/15/37, 144A ...................    Baa1/BBB+         1,500         1,634,292
Federal Express Corp., Pass Through Certs, Series 1996-B2, 7.84%,
   01/30/18(c) ...........................................................    Baa1/BBB          1,000         1,051,430
Federal Express Corp., Sr. Unsec. Notes, 9.65%, 06/15/12 .................    Baa2/BBB          1,750         1,916,637
Norfolk Southern Corp., Sr. Unsec. Notes, 5.75%, 04/01/18 ................    Baa1/BBB+           170           190,580
Stena AB, Sr. Unsec. Notes, 7.00%, 12/01/16(c) ...........................     Ba3/BB+            500           497,500
                                                                                                           ------------
                                                                                                             11,204,084
                                                                                                           ------------
UTILITIES (4.01%)
Avista Corp., 5.95%, 06/01/18 ............................................     A3/BBB+            500           555,064
Avista Corp., 5.125%, 04/01/22 ...........................................     A3/BBB+            500           520,078
Dominion Resources, Inc., Sr. Unsec. Notes, Series 07-A, 6.00%,
   11/30/17 ..............................................................     Baa2/A-            500           560,014
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A ...    Ba1/BBB-          1,000         1,017,375
Georgia Power Co., Sr. Unsec. Notes, 5.40%, 06/01/40 .....................      A3/A              110           108,277
Hydro-Quebec, 8.25%, 04/15/26 ............................................     Aa2/A+           1,550         2,032,225
MidAmerican Funding LLC, Sr. Sec. Bonds, 6.927%, 03/01/29 ................     A3/BBB+            500           561,501
NextEra Energy Capital Holding, Inc., Jr. Sub. Notes., Series D, 7.30%,
   09/01/67(c),(d) .......................................................    Baa2/BBB            500           521,875
Ohio Power Co., Sr. Unsec. Notes, 6.00%, 06/01/16 ........................    Baa1/BBB            500           562,713
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21 .......................    Baa1/BBB          1,000         1,063,567
Old Dominion Electric Coop., Sec. Bonds, 6.25%, 06/01/11 .................      A3/A              500           504,327
Toledo Edison Co., 7.25%, 05/01/20 .......................................    Baa1/BBB            500           591,079
                                                                                                           ------------
                                                                                                              8,598,095
                                                                                                           ------------
TOTAL CORPORATE DEBT SECURITIES (Cost of $164,231,687) ...................                                  180,456,492
                                                                                                           ------------
ASSET BACKED SECURITIES (0.71%)
Credit-Based Asset Servicing and Securitization LLC, Series 2006-SC1,
   Class A, 0.52%, 05/25/36, 144A(c),(d) .................................     Aa3/AAA             68            49,695
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%,
   03/25/37(f) ...........................................................     Aa3/AA+            278           265,583
Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%,
   11/25/36(f) ...........................................................      B3/B-             165           129,749
Small Business Administration Participation Certificates, Series 2010-20F,
   Class 1, 3.88%, 06/01/30 ..............................................     Aaa/AAA            317           319,661
Sonic Capital LLC, Series 2006-1A, Class A2, 5.096%, 12/20/31, 144A ......    Baa2/BB+            741           755,473
                                                                                                           ------------
TOTAL ASSET BACKED SECURITIES (Cost of $1,537,703) .......................                                    1,520,161
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (6.01%)
American Tower Trust, Series 2007-1A, Class AFX, 5.42%, 04/15/37, 144A ...     Aaa/AAA     $      700      $    750,692
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class AM,
   5.964%, 05/10/45(d) ...................................................       NA/A           1,440         1,492,106
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4,
   Class A4, 5.322%, 12/11/49 ............................................      Aaa/A-            285           299,558
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class AM,
   5.343%, 12/15/39 ......................................................     Aa1/BBB            100           102,012
CW Capital Cobalt, Ltd., Series 2007-C2, Class A3, 5.484%, 04/15/47(d) ...      Aaa/NA            500           515,671
Developers Diversified Realty Corp., Series 2009-DDR1, Class C, 6.223%,
   10/14/22, 144A ........................................................       A2/A             500           517,296
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-FL1A,
   Class E, 0.575%, 02/15/19, 144A(d) ....................................      Aa1/AA            429           409,555
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5,
   Class AJ, 5.493%, 12/15/44(d) .........................................      Aa3/A              60            61,564
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17,
   Class AM, 5.464%, 12/12/43 ............................................      Aa2/NA            100           100,727
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX,
   Class A3, 5.42%, 01/15/49 .............................................      Aaa/NA            160           168,742
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16,
   Class A4, 5.552%, 05/12/45 ............................................     Aaa/AAA          1,000         1,070,443
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB20,
   Class A4, 5.794%, 02/12/51(d) .........................................      Aaa/A+            880           947,876
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class AM,
   6.098%, 06/15/38(d) ...................................................     Aa3/BBB+         2,000         2,125,740
LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4,
   5.424%, 02/15/40 ......................................................      NA/A+             970         1,030,108
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3,
   5.43%, 02/15/40 .......................................................      NA/A+           1,375         1,448,865
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2007-6,
   Class A4, 5.485%, 03/12/51(d) .........................................      Aaa/NR            110           115,209
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM, 5.107%,
   07/12/38(d) ...........................................................      Aaa/NA             30            31,141
Merrill Lynch Mortgage Trust, Series 2007-CI, Class AM, 6.020%,
   06/12/50(d) ...........................................................     NA/BBB+            140           140,592
Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.809%, 12/12/49 ...      NA/A+             750           810,448
Morgan Stanley Reremic Trust, Series 2009-GG10, Class A4B,
   6.002%, 08/12/45, 144A(d) .............................................      A3/NA             210           215,089
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A3,
   5.679%, 10/15/48 ......................................................     Aaa/AAA            500           519,092
                                                                                                           ------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $10,424,919) ........                                   12,872,526
                                                                                                           ------------
RESIDENTIAL MORTGAGE-BACKED SECURITIES (2.36%)
Bayview Commercial Asset Trust, Series 2006-CP2, Class IO, 2.803%,
   01/25/37, 144A(f) .....................................................      Aaa/NR          5,560           358,595
Bayview Commercial Asset Trust, Series 2007-2A, Class IO, 2.659%,
   07/25/37, 144A(f) .....................................................     Aa1/AAA          3,786           339,596
CBA Commercial Small Balance Commercial Mortgage, Series 2006-2A,
   Class X1, --%, 01/25/39, 144A(d) ......................................       C/NR           3,067           248,066
FHLMC Pool # 170128, 11.50%, 06/01/15 ....................................     Aaa/AAA              3             2,973
FHLMC Pool # 360019, 10.50%, 12/01/17 ....................................     Aaa/AAA              5             5,350
FHLMC Pool # A15675, 6.00%, 11/01/33 .....................................     Aaa/AAA            669           735,652
FHLMC Pool # B11892, 4.50%, 01/01/19 .....................................     Aaa/AAA            582           616,660
FHLMC Pool # G00182, 9.00%, 09/01/22 .....................................     Aaa/AAA              6             7,099
FNMA Pool # 124012, 12.50%, 10/01/15 .....................................     Aaa/AAA              4             4,627
FNMA Pool # 303022, 8.00%, 09/01/24 ......................................     Aaa/AAA             22            25,629
FNMA Pool # 303136, 8.00%, 01/01/25 ......................................     Aaa/AAA             15            16,890

   The accompanying notes are an integral part of these financial statements.

                                                                              MOODY'S/
                                                                             STANDARD &
                                                                               POOR'S        PRINCIPAL         VALUE
                                                                              RATING(b)   AMOUNT (000'S)     (NOTE 1)
                                                                             ----------   --------------   ------------
RESIDENTIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
FNMA Pool # 55192, 10.50%, 09/01/17 ......................................     Aaa/AAA     $        8      $      8,878
FNMA Pool # 58991, 11.00%, 02/01/18 ......................................     Aaa/AAA              4             4,637
FNMA Pool # 60040, 12.00%, 09/01/14 ......................................     Aaa/AAA              5             4,540
FNMA Pool # 754791, 6.50%, 12/01/33 ......................................     Aaa/AAA            784           887,282
FNMA Pool # 763852, 5.50%, 02/01/34 ......................................     Aaa/AAA          1,112         1,196,146
FNMA Pool # 889554, 6.00%, 04/01/38 ......................................     Aaa/AAA            410           446,476
GNSF Pool # 194228, 9.50%, 11/15/20 ......................................     Aaa/AAA             51            60,751
GNSF Pool # 307527, 9.00%, 06/15/21 ......................................     Aaa/AAA             32            37,318
GNSF Pool # 417239, 7.00%, 02/15/26 ......................................     Aaa/AAA             34            38,904
GNSF Pool # 780374, 7.50%, 12/15/23 ......................................     Aaa/AAA             16            18,084
                                                                                                           ------------
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $4,915,529) ........                                    5,064,153
                                                                                                           ------------
MUNICIPAL BONDS (1.27%)
Municipal Electric Authority of Georgia, Build America Bonds-Taxable-Plant
   Vogle Units 3&4, Series J, Revenue Bond, 6.637%, 04/01/57 .............      A2/A+         175,000           166,250
San Francisco City & County Public Utilities Commission, Water Revenue,
    Build America Bonds, 6.000%, 11/01/40 ................................     Aa2/AA-        145,000           141,814
State of California, Build America Bonds, GO, 7.625%, 03/01/40 ...........      A1/A-       1,500,000         1,640,925
State of Illinois, Build America Bonds, GO, 6.900%, 03/01/35 .............      A1/A+         500,000           487,340
State of Illinois, Build America Bonds, GO, 7.35%, 07/01/35 ..............      A1/A+         285,000           291,213
                                                                                                           ------------
TOTAL MUNICIPAL BONDS (Cost of $2,655,257) ...............................                                    2,727,542
                                                                                                           ------------
U.S. TREASURY SECURITIES (3.10%)
U.S. Treasury Bond, 0.875%, 02/29/12 .....................................     Aaa/AAA          2,350         2,362,291
U.S. Treasury Note, 1.125%, 12/15/11 .....................................     Aaa/AAA            500           503,106
U.S. Treasury Note, 1.00%, 03/31/12 ......................................     Aaa/AAA          1,100         1,107,348
U.S. Treasury Note, 0.375%, 09/30/12 .....................................     Aaa/AAA          2,600         2,593,500
U.S. Treasury Note, 3.875%, 08/15/40 .....................................     Aaa/AAA             94            84,115
                                                                                                           ------------
TOTAL U.S. TREASURY SECURITIES (Cost of $6,668,465) ......................                                    6,650,360
                                                                                                           ------------
GOVERNMENT BOND (0.05%)
Brazilian Government International Bond, Sr. Unsec. Notes, 4.875%,
   01/22/21 ..............................................................    Baa3/BBB-           100           102,000
                                                                                                           ------------
TOTAL GOVERNMENT BOND (Cost of $102,580) .................................                                      102,000
                                                                                                           ------------

                                                                                              SHARES
                                                                                          --------------
COMMON STOCK (0.04%)
MEDIA (0.03%)
Quad Graphics, Inc. (a) ..................................................                      1,488            63,300
XO Holdings, Inc. (a) ....................................................                         13                10
                                                                                                           ------------
                                                                                                                 63,310
                                                                                                           ------------
TRANSPORTATION (0.01%)
Delta Air Lines, Inc. (a) ................................................                      2,125            20,820
                                                                                                           ------------
TOTAL COMMON STOCK (Cost of $97,578) .....................................                                       84,130
                                                                                                           ------------

   The accompanying notes are an integral part of these financial statements.

                                                                                                               VALUE
                                                                                             SHARES          (NOTE 1)
                                                                                          --------------   ------------
PREFERRED STOCK (0.35%)
Ally Financial, Inc., 144A ...............................................                        134      $    124,695
Federal Home Loan Mortgage Corp, Series Z (a),(c),(d) ....................                     53,779            94,785
US BANCORP, Series A(c),(d) ..............................................                        615           530,748
                                                                                                           ------------
TOTAL PREFERRED STOCK (Cost of $1,819,079) ...............................                                      750,228
                                                                                                           ------------
TOTAL INVESTMENTS (98.11%)
(Cost $192,452,797) ......................................................                                  210,227,592
                                                                                                           ------------
OTHER ASSETS AND LIABILITIES (1.89%) .....................................                                    4,038,591
                                                                                                           ------------
NET ASSETS (100.00%) .....................................................                                 $214,266,183
                                                                                                           ============

----------
(a)  Non-income producing security.

(b) Ratings for debt securities are unaudited. All ratings are as of March 31, 2011 and may have changed subsequently.

(c)  This security is callable.

(d)  Variable rate security. Rate disclosed is as of March 31, 2011.

(e)  Security is perpetual. Date shown is next call date.

(f)  Multi-Step Coupon. Rate disclosed is as of March 31, 2011.

144A Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At March 31, 2011, these securities amounted to $43,339,706 or 20.23% of net assets.

LEGEND

Certs.   - Certificates
Co. Gty. - Company Guaranty
Debs.    - Debentures
FHLMC    - Federal Home Loan Mortgage Corp.
FNMA     - Federal National Mortgage Association
GNSF     - Government National Mortgage Association (Single Family)
GO       - General Obligation
Gtd.     - Guaranteed
Jr.      - Junior
Ltd.     - Limited
NA       - Not Available
NR       - Not Rated
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
Unsec.   - Unsecured
WR       - Withdrawn Rating

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2011

Assets:
   Investment in securities, at value (amortized cost $192,452,797)
      (Note 1) .......................................................   $210,227,592
   Cash ..............................................................        690,260
   Receivables for Investments Sold ..................................            181
   Interest receivable ...............................................      3,520,944
   Dividend receivable ...............................................         22,106
   Prepaid expenses ..................................................         21,918
                                                                         ------------
      TOTAL ASSETS ...................................................    214,483,001
                                                                         ------------
Liabilities:
   Payable to Investment Adviser .....................................         81,285
   Accrued expenses payable ..........................................        135,533
                                                                         ------------
      TOTAL LIABILITIES ..............................................        216,818
                                                                         ------------
Net assets: (equivalent to $20.01 per share based on 10,708,597
   shares of capital stock outstanding) ..............................   $214,266,183
                                                                         ============
NET ASSETS consisted of:
   Par value .........................................................   $    107,086
   Capital paid-in ...................................................    218,896,489
   Accumulated net investment income .................................        595,489
   Accumulated net realized loss on investments ......................    (23,107,676)
   Net unrealized appreciation on investments ........................     17,774,795
                                                                         ------------
                                                                         $214,266,183
                                                                         ============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2011

Investment Income:
   Interest .......................................................   $10,599,465
   Dividends ......................................................       179,055
   Other income ...................................................        13,392
                                                                      -----------
      Total Investment Income .....................................    10,791,912
                                                                      -----------
Expenses:
   Investment advisory fees (Note 4) ..............................   $   782,437
   Administration fees ............................................        83,417
   Transfer agent fees ............................................        58,148
   Trustees' fees .................................................        66,500
   Audit fees .....................................................        26,500
   Legal fees and expenses ........................................        97,891
   Reports to shareholders ........................................        41,601
   Custodian fees .................................................        16,509
   Insurance ......................................................        17,469
   NYSE fee .......................................................        39,525
   Miscellaneous ..................................................        67,965
                                                                      -----------
      Total Expenses ..............................................     1,297,962
                                                                      -----------
         Net Investment Income ....................................     9,493,950
                                                                      -----------
Net realized and unrealized gain (loss) on investments (Note 1):
Net realized gain (loss) on:
   Investments ....................................................       574,950
   Warrants* ......................................................          (717)
                                                                      -----------
         Net realized gain ........................................       574,233
Net change in unrealized appreciation (depreciation) on:
   Investments ....................................................     4,402,383
   Warrants* ......................................................       (22,393)
                                                                      -----------
         Net change in unrealized appreciation (depreciation) .....     4,379,990
                                                                      -----------
            Net realized and unrealized gain on investments .......     4,954,223
                                                                      -----------
Net increase in net assets resulting from operations ..............   $14,448,173
                                                                      ===========

----------
*    Primary risk exposure is equity contracts.

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED       YEAR ENDED
                                                                       MARCH 31, 2011   MARCH 31, 2010
                                                                       --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
   Net investment income ...........................................   $   9,493,950    $   6,599,105
   Net realized gain (loss) from security transactions (Note 2) ....         574,233       (1,588,849)
   Change in unrealized appreciation of investments and warrants ...       4,379,990       25,608,278
                                                                       -------------    -------------
      Net increase in net assets resulting from operations .........      14,448,173       30,618,534
                                                                       -------------    -------------
Distributions:
   Distributions to shareholders from net investment income ........      (8,735,491)      (6,593,096)
                                                                       -------------    -------------
Capital Share Transactions:
   Proceeds from merger (Note 7) ...................................      83,300,387               --
   Gross proceeds from common share offering (Note 6) ..............              --       26,034,583
   Dealer manager fee charged to paid-in capital in excess of par ..              --         (976,297)
   Common share offering cost charged to capital in excess of par ..              --         (550,332)
                                                                       -------------    -------------
   Net proceeds ....................................................      83,300,387       24,507,954
                                                                       -------------    -------------
   Increase in net assets ..........................................      89,013,069       48,533,392
Net Assets:
   Beginning of year ...............................................     125,253,114       76,719,722
                                                                       -------------    -------------
   End of year .....................................................   $ 214,266,183    $ 125,253,114
                                                                       -------------    -------------
   Accumulated net investment income/(loss) ........................   $     595,489    $    (366,523)
                                                                       =============    =============

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

                                                                                      YEAR ENDED MARCH 31,
                                                                      ----------------------------------------------------
                                                                        2011        2010       2009       2008       2007
                                                                      --------    --------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period ..............................   $  19.10    $  15.63   $ 19.01    $ 20.01    $ 19.72
                                                                      --------    --------   -------    -------    -------
   Net investment income ..........................................       1.14(1)     1.19      1.06       1.10       1.09
   Net realized and unrealized gain (loss) on investments .........       0.92        4.31     (3.29)     (0.95)      0.35
                                                                      --------    --------   -------    -------    -------
Total from investment operations ..................................       2.06        5.50     (2.23)      0.15       1.44
                                                                      --------    --------   -------    -------    -------
Capital share transaction:
   Dilution of the net asset value from rights offering (Note 6) ..         --       (0.88)       --         --         --
                                                                      --------    --------   -------    -------    -------
Less distributions:
   Dividends from net investment income ...........................      (1.15)      (1.15)    (1.15)     (1.15)     (1.15)
                                                                      --------    --------   -------    -------    -------
Total distributions ...............................................      (1.15)      (1.15)    (1.15)     (1.15)     (1.15)
                                                                      --------    --------   -------    -------    -------
Net asset value, end of period ....................................   $  20.01    $  19.10   $ 15.63    $ 19.01    $ 20.01
                                                                      ========    ========   =======    =======    =======
Per share market price, end of period .............................   $  18.03    $  17.12   $ 13.77    $ 17.14    $ 18.30
                                                                      ========    ========   =======    =======    =======
TOTAL INVESTMENT RETURN(2)
   Based on market period .........................................      12.23%      33.60%   (13.62)%    (0.10)%     9.93%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's) ..............................   $214,266    $125,253   $76,720    $93,282    $98,197
Ratio of expenses to average net assets ...........................       0.79%       0.85%     1.21%      0.88%      1.00%
Ratio of net investment income to average net assets ..............       5.76%       6.16%     6.18%      5.66%      5.57%
Portfolio turnover rate ...........................................      19.91%      15.40%    21.46%     17.25%     25.90%
Number of shares outstanding at the end of the period (in 000's) ..     10,709       6,559     4,908      4,908      4,908

----------
(1) The selected per share data was calculated using the average shares outstanding method.

(2) Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES - The Rivus Bond Fund (the "Fund"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America ("GAAP").

A. SECURITY VALUATION - In valuing the Fund's net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security's principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. Prices for securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, normally are supplied by independent pricing services. Securities for which market quotations are not readily available will be valued at their respective fair values as determined in good faith by, or under procedures established by the Board of Trustees. At March 31, 2011, there were no securities valued using fair value procedures.

     FAIR VALUE MEASUREMENTS - The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

          - Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

          - Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

          - Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would used in valuing the asset or liability, and would be based on the best information available.

     Following is a description of the valuation techniques applied to the Fund's major categories of assets measured at fair value on a recurring basis as of March 31, 2011.

                                             TOTAL                    LEVEL 2        LEVEL 3
                                            MARKET       LEVEL 1    SIGNIFICANT    SIGNIFICANT
                                           VALUE AT      QUOTED     OBSERVABLE    UNOBSERVABLE
                                           03/31/11       PRICE       INPUTS         INPUTS+
                                         ------------   --------   ------------   ------------
COMMON STOCK*                            $     84,130   $ 84,130   $         --     $     --
CORPORATE DEBT SECURITIES                 180,456,492         --    180,456,492           --
ASSET BACKED SECURITIES                     1,520,161         --      1,520,161           --
COMMERCIAL MORTGAGE-BACKED SECURITIES      12,872,526         --     12,872,526           --
RESIDENTIAL MORTGAGE-BACKED SECURITIES      5,064,153         --      4,705,558      358,595
MUNICIPAL BOND                              2,727,542         --      2,727,542           --
U.S. TREASURY SECURITIES                    6,650,360         --      6,650,360           --
GOVERNMENT BOND                               102,000         --        102,000           --
PREFERRED STOCK                               750,228    750,228             --           --
                                         ------------   --------   ------------     --------
TOTAL INVESTMENTS                        $210,227,592   $834,358   $209,034,639     $358,595
                                         ============   ========   ============     ========

*    See Schedule of Investments for industry breakout.

+    All assets in Level 3 as of March 31, 2011 were valued using broker quotes.

     Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determined fair value:

                                                   CORPORATE DEBT SECURITIES
                                                         (MARKET VALUE)
                                                   -------------------------
BALANCE AS OF MARCH 31, 2010                              $ 1,544,970
Accrued discounts/premiums                                    (55,582)
Realized gain (loss)                                               --
Change in unrealized appreciation (depreciation)              (15,345)
Net purchases (sales)                                         429,522
Transfer out of Level 3                                    (1,544,970)
                                                          -----------
BALANCE AS OF MARCH 31, 2011                              $   358,595
                                                          ===========

     At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liability on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize.
     Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. The Fund's policy is to recognize the values transfers in and out as of the beginning of the fiscal period. For the year ended March 31, 2011, there were no significant transfers between Level 1 and 2 for the Fund.

     Security transferred out of Level 3 was due to the availability of quoted prices in active markets.

B. DETERMINATION OF GAINS OR LOSSES ON SALE OF SECURITIES - Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C. FEDERAL INCOME TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2008-2010) or expected to be taken on the Fund's 2011 tax return, and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

D. OTHER - Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. DISTRIBUTIONS TO SHAREHOLDERS AND BOOK/TAX DIFFERENCES - Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount and the merger with the Hartford Income Shares Fund. In order to reflect permanent book/tax differences that occurred during the fiscal year ended March 31, 2011, the following capital accounts were adjusted for the following amounts:

  UNDISTRIBUTED
(OVERDISTRIBUTED)                   ACCUMULATED
  NET INVESTMENT     NET REALIZED     PAID-IN
      INCOME         GAIN/(LOSS)      CAPITAL
-----------------   -------------   -----------
    $203,553        $(17,621,975)   $17,418,422

     Distributions during the fiscal years ended March 31, 2011 and 2010 were characterized as follows for tax purposes:

                            RETURN OF
          ORDINARY INCOME    CAPITAL    CAPITAL GAIN   TOTAL DISTRIBUTION
          ---------------   ---------   ------------   ------------------
FY 2011      $8,735,491        $--           $--           $8,735,491
FY 2010      $6,593,096        $--           $--           $6,593,096

     At March 31, 2011, the components of distributable earnings on a tax basis were as follows:

                                                                             NET
                ACCUMULATED          CAPITAL LOSS        POST-OCTOBER    UNREALIZED
   TOTAL*     ORDINARY INCOME   CARRYFORWARD AND OTHER       LOSS       APPRECIATION
-----------   ---------------   ----------------------   ------------   ------------
$(4,737,392)     $1,316,484          $(22,972,163)         $(77,112)     $16,995,399
===========      ==========          ============          ========      ===========

* Temporary differences include book amortization and deferral of post-October losses, if any, which will be recognized for the tax year ending March 31, 2011.

     As of March 31, 2011, the capital loss carryovers available to offset possible future capital gains were as follows:

              EXPIRATION
   AMOUNT        DATE
-----------   ----------
$ 1,767,533      2012
    571,125      2013
    746,582      2015
  5,234,565      2016
 11,082,544      2017
  3,569,697      2018

     Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2011, capital loss carryforwards in the amount of $256,756 were utilized and $6,163,041 were expired off and cannot be used going forward.

     At March 31, 2011, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

 AGGREGATE     NET UNREALIZED   GROSS UNREALIZED   GROSS UNREALIZED
  TAX COST      APPRECIATION      APPRECIATION      (DEPRECIATION)
------------   --------------   ----------------   ----------------
$193,232,193     $16,995,399       $20,520,258       $(3,524,859)

     The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for amortization of market premium and accretion of market discount.

F. USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PORTFOLIO TRANSACTIONS - The following is a summary of the security transactions, other than short-term investments, for the year ended March 31, 2011:

                                            PROCEEDS FROM
                                COST OF         SALES
                               PURCHASES    OR MATURITIES
                              -----------   -------------
U.S. Government Securities    $ 7,728,014    $16,581,723
Other Investment Securities   $35,994,402    $16,000,316

NOTE 3 - CAPITAL STOCK - At March 31, 2011, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,708,597 shares issued and outstanding (See Notes 7).

NOTE 4 - INVESTMENT ADVISORY CONTRACT, PAYMENTS TO AFFILIATED PERSONS AND TRUSTEE COMPENSATION - Cutwater Investor Services Corp. ("Cutwater") serves as Investment Adviser to the Fund. Cutwater is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund's month end net assets and 0.40% on the Fund's month-end net assets in excess of $100 million.

BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), (formerly known as PNC Global Investment Servicing (U.S.), Inc.), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Investment Adviser voluntarily agreed to pay these fees through October 22, 2010. Effective October 23, 2010, the Fund pays all fees related to accounting and administrative services.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the year ended March 31, 2011 was $68,500. Certain officers of the Fund are also directors, officers and/or employees of investment adviser. None of the Fund's officers receives compensation from the Fund.

NOTE 5 - DIVIDEND AND DISTRIBUTION REINVESTMENT - In accordance with the terms of the Automatic Dividend Investment Plan (the "Plan"), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the year ended March 31, 2011 the Fund issued no shares under this Plan.

NOTE 6 - RIGHTS OFFERING - On August 7, 2009 the Fund completed its transferable rights offering. In accordance with the terms of the rights offering described in the Fund's prospectus an additional 1,650,893 shares were issued at a subscription price of $15.77 per share, making the gross proceeds raised by the offering $26,034,583, before offering-related expenses. Dealer/manager fees of $976,297 and offering costs of approximately $550,332 were deducted from the gross proceeds making the net proceeds available for investment by the Fund $24,507,954. The dilution impact of the offering was $0.88 per share or 4.79% of the $18.34 net asset value per share on August 7, 2009, the expiration and pricing date of the offering.

NOTE 7 - REORGANIZATION - As of the close of business on October 22, 2010, the reorganization of The Hartford Income Shares Fund, Inc. ("HSF") into the Fund was completed. The reorganization was effected at an exchange ratio calculated as the net asset value per share of HSF divided by the net asset value per share of the Fund, each determined as of the close of trading on the New York Stock Exchange on the October 22, 2010. HSF was credited with 4,150,026 shares of beneficial interest of the Fund at $20.07 net asset value per share. As a result of the reorganization, each shareholder of HSF received shares of the Fund with an aggregate net asset value that is equal to the aggregate net asset value of the shares of HSF held by that shareholder as of the close of business on October 22, 2010.

The shares outstanding of HSF immediately before the merger and shares of the Fund issued to HSF shareholders were:

MERGED FUND       SHARES EXCHANGED    ACQUIRING FUND   SHARES ISSUED   NET ASSET VALUE   CONVERSION RATIO
-----------       ----------------   ---------------   -------------   ---------------   ----------------
Hartford Income
  Shares Fund,
  Inc.               13,066,832      Rivus Bond Fund     4,150,026          $20.07            0.3176

The net assets and net unrealized appreciation/(depreciation) of HSF and the net assets of the Fund immediately before the merger were as follows:

                                       UNREALIZED
                                      APPRECIATION/
MERGED FUND             NET ASSETS   (DEPRECIATION)    ACQUIRING FUND    NET ASSETS
-----------            -----------   --------------   ---------------   ------------
Hartford Income
   Shares Fund, Inc.   $83,300,387     $2,952,824     Rivus Bond Fund   $131,643,157

Assuming the acquisition had been completed on April 1, 2010, the Fund's results of operations for the year ended March 31, 2011 would have been as follows:

Net investment income/(loss)                             $12,031,298
Net realized and unrealized gain/(loss) on investments   $ 7,016,957
Net increase in assets from operations                   $19,048,255

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of HSF that have been included in the Fund's Statement of Operations since October 22, 2010.

NOTE 8 - NEW ACCOUNTING PRONOUNCEMENT - In January 2010, Financial Accounting Standards Board ("FASB") issued Accounting Standards Update "Improving Disclosures about Fair Value Measurements" ("ASU"). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. This disclosure will become effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact this disclosure may have on the Fund's financial statements.

NOTE 9 - SUBSEQUENT EVENT - Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (UNAUDITED)
ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                          TERM OF OFFICE
                        POSITION HELD             PRINCIPAL OCCUPATION                         AND
NAME, ADDRESS AND AGE     WITH FUND              DURING THE PAST 5 YEARS              LENGTH OF TIME SERVED
---------------------   -------------   ----------------------------------------   ---------------------------
W. Thacher Brown*          Trustee      Former President of MBIA Asset             Shall serve until the next
113 King Street                         Management LLC, from July 1998 to          annual meeting or until his
Armonk, NY 10504                        September 2004; and Former President of    successor is qualified.
Born: December 1947                     1838 Investment Advisors, LLC from July    Trustee since 1988
                                        1988 to May 2004.

Morris Lloyd, Jr.          Trustee      Retired; former Development Officer,       Shall serve until the next
113 King Street                         Trinity College from April 1996 to June    annual meeting or until his
Armonk, NY 10504                        2002.                                      successor is qualified.
Born: September 1937                                                               Trustee since 1989

Ellen D. Harvey            Trustee      Consultant with Lindsay Criswell LLC       Shall serve until the next
113 King Street                         beginning July 2008. Principal with the    annual meeting or until her
Armonk, NY 10504                        Vanguard Group from January 2008 to June   successor is qualified.
Born: February 1954                     2008; and Senior Vice President with       Trustee since 2010
                                        Mercantile Safe-Deposit & Trust from
                                        February 2003 to October 2007.

Suzanne P. Welsh           Trustee      Vice President for Finance and             Shall serve until the next
113 King Street                         Treasurer, Swarthmore College since        annual meeting or until her
Armonk, NY 10504                        2002.                                      successor is qualified.
Born: March 1953                                                                   Trustee since 2008

Clifford D. Corso*        President     Chief Executive Officer and Chief          Shall serve until death,
Cutwater                                Investment Officer, Cutwater Investor      resignation, or removal.
113 King Street                         Services Corp.; Managing Director and      Officer since 2005
Armonk, NY 10504                        Chief Investment Officer, MBIA Insurance
Born: October 1961                      Corporation; officer of other affiliated
                                        entities of Cutwater Investor Services
                                        Corp.

Joseph L. Sevely*         Treasurer     Director of Cutwater Investor Services     Shall serve until death,
Cutwater                                Corp.; Director and officer of other       resignation, or removal.
113 King Street                         affiliated entities of Cutwater Investor   Officer since 2010
Armonk, NY 10504                        Services Corp.
Born: January 1960

Thomas E. Stabile*        Assistant     Officer of Cutwater Investor Services      Shall serve until death,
Cutwater                  Treasurer     Corp.                                      resignation, or removal.
113 King Street                                                                    Officer since 2010
Armonk, NY 10504
Born: March 1974

Leonard I. Chubinsky*     Secretary     Deputy General Counsel of MBIA Insurance   Shall serve until death,
Cutwater                                Corporation; officer of other affiliated   resignation, or removal.
113 King Street                         entities of Cutwater Investor Services     Officer since 2005
Armonk, NY 10504                        Corp.
Born: December 1948

ADDITIONAL INFORMATION REGARDING THE FUND'S TRUSTEES AND OFFICERS

                                                                                          TERM OF OFFICE
                        POSITION HELD             PRINCIPAL OCCUPATION                         AND
NAME, ADDRESS AND AGE     WITH FUND              DURING THE PAST 5 YEARS              LENGTH OF TIME SERVED
---------------------   -------------   ----------------------------------------   ---------------------------
Richard J. Walz*            Chief       Officer of several affiliated entities     Shall serve until death,
Cutwater                  Compliance    of Cutwater Investor Services Corp.        resignation, or removal.
113 King Street            Officer                                                 Officer since 2005
Armonk, NY 10504
Born: April 1959

Robert T. Claiborne*        Vice        Officer of Cutwater Investor Services      Shall serve until death,
Cutwater                  President     Corp.                                      resignation, or removal.
113 King Street                                                                    Officer since 2006
Armonk, NY 10504
Born: August 1955

Gautam Khanna*              Vice        Officer of Cutwater Investor Services      Shall serve until death,
Cutwater                  President     Corp.                                      resignation, or removal.
113 King Street                                                                    Officer since 2006
Armonk, NY 10504
Born: October 1969

* Denotes a trustee/officer who is an "interested person" of the Fund as defined under the provisions of the Investment Company Act of 1940. Mr. Brown is an "interested person" because he has an interest in MBIA Inc., the parent of the Fund's Investment Adviser. Messrs. Corso, Sevely, Stabile, Chubinsky, Walz, Claiborne and Khanna are "interested persons" by virtue of being employees of the Fund's Investment Adviser.

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser's proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by calling
(800) 765-6242 or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling (800) 765-6242 or on the SEC's website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, D.C., information on the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, the Fund makes the information on Form N-Q available to shareholders on its website at http://www.cutwater.com/rivus-bond-fund-characteristics.aspx.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2011 was 0.11%.

For the year ended March 31, 2011, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the Fund, 0.11% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2012.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 43027, Providence, RI 02940-3027.

PRIVACY POLICY

The privacy of your personal financial information is extremely important to us. When you open an account with us, we collect a significant amount of information from you in order to properly invest and administer your account. We take very seriously the obligation to keep that information private and confidential, and we want you to know how we protect that important information.

We collect nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former clients, to our affiliates or to service providers or other third parties, except as permitted by law. We share only the minimum information required to properly administer your accounts, which enables us to send transaction confirmations, monthly or quarterly statements, financials and tax forms. Even within Cutwater and its affiliated entities, only a limited number of people who actually service accounts will ever have access to your personal financial information. Further, we do not share information about our current or former clients with any outside marketing groups or sales entities.

To ensure the highest degree of security and confidentiality, Cutwater and its affiliates maintain various physical, electronic and procedural safeguards to protect your personal information. We also apply special measures for authentication of information you request or submit to us on our Web site - www.cutwater.com.

NOTICE

The Fund's Audit Committee adopted an audit committee charter on September 10, 2003. A copy of the audit committee charter was included as Appendix A to the Fund's proxy statement filed with the U.S. Securities and Exchange Commission in May, 2004, which is available on the SEC website: www.sec.gov. A copy of the Fund's audit committee charter is also available to shareholders, free of charge, upon request by calling the Fund at 800-331-1710.

ANNUAL CERTIFICATION

The Fund's CEO has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 in the Fund's Forms N-CSR filed with the Securities and Exchange Commission for the period of this report.

             HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

                          Contact Your Transfer Agent:
                    BNY Mellon Investment Servicing (US) Inc.
        P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710

                                    TRUSTEES

                                W. THACHER BROWN
                                MORRIS LLOYD, JR.
                                 ELLEN D. HARVEY
                                SUZANNE P. WELSH

                                    OFFICERS
                                CLIFFORD D. CORSO
                                    PRESIDENT
                                JOSEPH L. SEVELY
                                    TREASURER
                                THOMAS E. STABILE
                               ASSISTANT TREASURER
                                LEONARD CHUBINSKY
                                    SECRETARY
                                  RICHARD WALZ
                     VICE PRESIDENT/CHIEF COMPLIANCE OFFICER
                               ROBERT T. CLAIBORNE
                                 VICE PRESIDENT
                                  GAUTAM KHANNA
                                 VICE PRESIDENT

                               INVESTMENT ADVISER
                        CUTWATER INVESTOR SERVICES CORP.
                                 113 KING STREET
                                ARMONK, NY 10504

                                    CUSTODIAN
                           THE BANK OF NEW YORK MELLON
                                 2 HANSON PLACE
                               BROOKLYN, NY 11217

                                 TRANSFER AGENT
                    BNY MELLON INVESTMENT SERVICING (US) INC.
                                 P.O. BOX 43027
                           PROVIDENCE, RI 02940-3027
                                 1-800-331-1710

                                    COUNSEL
                               PEPPER HAMILTON LLP
                              3000 TWO LOGAN SQUARE
                            EIGHTEENTH & ARCH STREETS
                             PHILADELPHIA, PA 19103

                             INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM
                            TAIT, WELLER & BAKER LLP
                               1818 MARKET STREET
                                   SUITE 2400
                             PHILADELPHIA, PA 19103

                                  (RIVUS LOGO)
                   Managed by Cutwater Investor Services Corp.

                                  ANNUAL REPORT
                                 MARCH 31, 2011

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a "Covered Person"). A copy of the Registrant's Code of Ethics can be obtained without charge, upon request, by calling the Registrant at 1-800-331-1710. There were no amendments to the Code of Ethics during the reporting period. There were no waivers of a provision of the Code of Ethics granted to a Covered Person during the reporting period.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Suzanne P. Welsh, the Chair of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Ms. Welsh as the Audit Committee's financial expert. Ms. Welsh is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,700 and $18,800 for the fiscal years ended March 31, 2011 and March 31, 2010, respectively.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $2,500 and $0 for the fiscal years ended March 31, 2011 and March 31, 2010, respectively. The audit-related fees were in connection with the work performed by the auditors related to the registrant's acquisition of another closed-end fund during the year covered by this report.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,250 and $3,200 for the fiscal years ended March 31, 2011 and March 31, 2010, respectively. The tax fees relate to the review of the registrant's tax filings and annual tax related disclosures in the financial statements.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 and $0 for the fiscal years ended March 31, 2011 and March 31, 2010, respectively.

     (e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

     (e)(2) None of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 and $0 for the fiscal years ended March 31, 2011 and March 31, 2010, respectively.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of all the independent trustees of the registrant. The members of the audit committee are:
Ellen D. Harvey, Morris Lloyd, Jr. and Suzanne P. Welsh.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the proxy voting policies and procedures used by the Investment Adviser. The most current copy of that policy is attached herewith.

                               PROXY VOTING POLICY

                        CUTWATER INVESTOR SERVICES CORP.

INTRODUCTION

     This Proxy Voting Policy ("Policy") for Cutwater Investor Services Corp. ("CISC") formerly MBIA Investors Service Corp., reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan's participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

     Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. CISC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, CISC will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, CISC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

     Registered investment companies that are advised by CISC as well as certain of our advisory clients: may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by CISC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

     Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that, our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

     Additionally, situations may arise that involve an actual or-perceived conflict of interest. For example, we may manage- assets of a pension plan of a company whose management is soliciting proxies, or a CISC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients' best interests and not the product of the conflict.

     This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

     The provisions of this Policy will be deemed applicable to decisions similar to voting proxies, such as tendering of securities, voting consents to corporate actions, and solicitations with respect to fixed income securities, where CISC may exercise voting authority on behalf of clients.

     Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

          -    Social Issues,

          -    Financial/Corporate Issues, and

          -    Shareholder Rights.

     Finally, Section III of the Policy describes the procedures to be followed casting: a vote pursuant to these guidelines.

ROUTINE MATTERS

     Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

          - They do not measurably change the structure, management control, or operation of the corporation.

          - They are consistent with industry standards as well as the corporate laws of the state of incorporation.

               VOTING RECOMMENDATION

     CISC will normally support the following routine proposals:

          -    To increase authorized common shares.

          - To -increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

          -    To elect or re-elect Trustees.

          -    To appoint or elect auditors.

          - To approve indemnification of Trustees and limitation of Trustees' liability.

          -    To establish compensation levels.

          -    To establish employee stock purchase or ownership plans.

          -    To set time and location of annual meeting.

NON-ROUTINE PROPOSALS

          SOCIAL ISSUES

     Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation's internally adopted policies are ill advised or misguided.

               VOTING RECOMMENDATION

     If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

          -    To enforce restrictive energy policies.

          -    To place arbitrary restrictions on military contracting.

          - To bar or place arbitrary restrictions on trade with other countries.

          -    To restrict the marketing of controversial products.

          -    To limit corporate political activities.

          -    To bar or restrict charitable contributions.

          - To enforce a general policy regarding human rights based on arbitrary parameters.

          - To enforce a general policy regarding employment practices based -on arbitrary parameters.

          - To enforce a general policy regarding animal rights based on arbitrary parameters.

          -    To place arbitrary restrictions on environmental practices.

          FINANCIAL/CORPORATE ISSUES

     Proposals in this category are usually offered by management and seek to change a corporation's legal, business or financial structure.

               VOTING RECOMMENDATION

     We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

          -    To CHANGE the state of incorporation.

          -    To approve mergers, acquisitions or dissolution.

          -    To institute indenture changes.

          -    To change capitalization.

          SHAREHOLDER RIGHTS

     Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

     We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

               VOTING RECOMMENDATION

     We will generally vote for the following management proposals:

          - To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

          -    To institute staggered board of Trustees.

          - To require shareholder approval of not more than 66 70% for a proposed amendment to the corporation's by-laws.

          -    To eliminate cumulative voting.

          - To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company's ability to make greenmail payments.

          -    To create a dividend reinvestment program.

          -    To eliminate preemptive rights.

          - To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a "poison pill").

     We will generally vote AGAINST the following management proposals:

          - To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation's by-laws ("super-majority provisions").

          - To require that an arbitrary fair price be offered to all shareholders that is derived from a fixed formula ("fair price amendments").

          - To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

          - To prohibit replacement of existing members of the board of Trustees.

          - To eliminate shareholder action by written consent without a shareholder meeting.

          - To allow only the board of Trustees to call a shareholder meeting or to propose amendments to the articles of incorporation.

          - To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known. as a "poison pill").

          -    To limit the ability of shareholders to nominate Trustees.

     We will generally vote for the following shareholder proposals:

          - To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

          - To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

          - To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

          - To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

          - To permit shareholders to participate in formulating management's proxy and the opportunity to discuss and evaluate management's director nominees, and/or to nominate shareholder nominees to the board.

          - To require that the board's audit, compensation, and/or nominating committees be comprised exclusively of independent Trustees.

          - To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company's ability to make greenmail payments.

          -    To create a dividend reinvestment program.

          - To recommend that votes to "abstain" not be considered votes "cast" at an annual meeting or special meeting, unless required by state law.

          - To require that "golden parachutes" be submitted for shareholder ratification.

     We will generally vote against the following shareholder proposals:

          -    To restore preemptive rights.

          -    To restore cumulative voting.

          -    To require annual election of Trustees or to specify tenure.

          -    To eliminate a staggered board of Trustees.

          -    To require confidential voting.

          - To require Trustees to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

          -    To dock director pay for failing to attend board meetings.

VOTING PROCESS

     CISC will designate a portfolio manager (the Proxy Voting Portfolio Manager), who is responsible for voting proxies for all advisory accounts and who will generally vote proxies in accordance with these guidelines. In circumstances in which 1) the subject matter of the vote is not covered by these guidelines, 2) a material conflict of interest is present or, 3) we believe it may be necessary, in the best interests of shareholders, to vote contrary to our general guidelines, the Proxy Voting Portfolio Manager will discuss the matter with the President and Chief Investment Officer of CISC, who will be responsible for making the definitive determination as to how the proxy matter will be voted. The President/Chief investment officer may consult with the General Counsel, the CCO, or other investment personnel in making this determination.

Any questions regarding this Policy may be directed to the General Counsel of CISC.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      Portfolio Manager:
            Robert T. Claiborne, CFA
            Director, Cutwater Asset Management Corp.
            January 2000 - Present
            Responsible for day-to-day management of portfolio

            Portfolio Manager:
            Gautam Khanna, CPA, CFA
            Managing Director, Cutwater Asset Management Corp.
            May 2003 - Present
            Responsible for day-to-day management of portfolio

(a)(2)(i) Robert T. Claiborne, CFA
      (ii)  (A) Registered investment companies - 0 as of March 31, 2011
            (B) Other pooled investment vehicles - 0 as of March 31, 2011

            (C) Other Accounts - 0 as of March 31, 2011.
      (iii) None.
      (iv)  N/A.

(a)(2)(i) Gautam Khanna, CPA, CFA
      (ii) (A) Registered investment companies - 1 as of March 31, 2011. Approximately $67 million in total assets as of March 31, 2011.
            (B) Other pooled investment vehicles - 2 as of March 31,
            2011. Approximately $75 million in total assets as of March 31, 2011.
            (C) Other Accounts - 0 as of March 31, 2011.
      (iii) None.
      (iv) No material conflicts of interests are expected to arise with the management of the Rivus Bond Fund and the other accounts.

(a)(3) The Portfolio Managers each receive compensation that is composed of an annual cash fixed salary and a variable cash bonus. The cash salary level is adjusted annually. The cash bonus is determined annually and is based on a combination of the overall performance of Cutwater Asset Management Corp. and the individual Portfolio Managers' contribution to that performance. Compensation is not based on any specific performance criteria of any of the portfolios managed.

(a)(4)      Share ownership as of March 31, 2011:
            Robert T. Claiborne: $10,001 to $50,000
            Gautam Khanna: $1 to $10,000

(b)         N/A. Filing is an annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b)
          or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Rivus Bond Fund


By (Signature and Title)* /s/ Clifford D. Corso
                          ------------------------------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date  5/25/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Clifford D. Corso
                          ------------------------------------------------------
                          Clifford D. Corso, President
                          (principal executive officer)

Date  5/25/11


By (Signature and Title)* /s/ Joseph L. Sevely
                          ------------------------------------------------------
                          Joseph L. Sevely, Treasurer
                          (principal financial officer)

Date  5/25/11

* Print the name and title of each signing officer under his or her signature.